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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): July 26, 2000
                                                       -------------


                               ZANY BRAINY, INC.
                          ---------------------------
                (Exact Name of Registrant Specified in Charter)


        Pennsylvania                  0-26185                23-2663337
   ----------------------             -------                ----------
      (State or Other            (Commission File         (I.R.S. Employer
      Jurisdiction of                 Number)            Identification No.)
      Incorporation)


          2520 Renaissance Boulevard
          King of Prussia, Pennsylvania                       19406
  ---------------------------------------------             ---------
     (Address of Principal Executive Offices)               (Zip Code)



     Registrant's telephone number, including area code:    (610) 278-7800
                                                         --------------------



                                Not Applicable
      -----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

     On July 26, 2000, Night Owl Acquisition, Inc., a Delaware corporation ("Merger Sub") and wholly owned subsidiary of Zany Brainy, Inc. a Pennsylvania corporation ("Zany Brainy"), merged (the "Merger") with and into Noodle Kidoodle Inc., a Delaware corporation ("Noodle Kidoodle"), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of April 21, 2000 (the "Merger Agreement"), by and among Zany Brainy, Noodle Kidoodle and Merger Sub.

     Pursuant to the Merger Agreement, each share of common stock, par value $.001 per share, of Noodle Kidoodle issued and outstanding at the effective time of the Merger (the "Effective Time"), other than shares held by Noodle Kidoodle which were canceled and retired, has been converted into 1.233 shares of common stock, par value $.01 per share, of Zany Brainy ("Zany Common Stock"). Noodle Kidoodle stockholders who would otherwise receive fractional shares of Zany Common Stock instead are entitled to receive a cash payment for their fractional share interests. The Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, is incorporated herein by reference. The Merger is intended to be treated as a "pooling of interests" for accounting purposes.

     Zany Brainy and Noodle Kidoodle mailed a definitive joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") to their respective shareholders on or about June 22, 2000, which sets forth certain information regarding the Merger, Zany Brainy, Noodle Kidoodle and Merger Sub, including, but not limited to, the manner of the Merger, the nature of any material relationships between Noodle Kidoodle and Zany Brainy or any of Zany Brainy affiliates, any director or officer of Zany Brainy, or any associate of any such officer or director, the nature of Noodle Kidoodle's business and Zany Brainy's intended use of the assets acquired in the Merger. The Joint Proxy Statement/Prospectus, excluding the audited financial statements and appendices thereto, is filed as Exhibit 20.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.  Other Events.

     In accordance with the Merger Agreement, Stanley Greenman, who served as the Chairman and Chief Executive Officer of Noodle Kidoodle before the Merger, was elected to Zany Brainy's Board of Directors following the Effective Time.

Item 7.  Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

        The (i) audited Consolidated Statements of Operations, audited Consolidated Statements of Cash Flows and audited Consolidated Statements of Changes in Stockholders' Equity of Noodle Kidoodle for the fiscal years ended January 29, 2000, January 30, 1999 and January 31,

                                       2
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1998 and unaudited Consolidated Statements of Operations, unaudited Consolidated
Statements of Cash Flows and unaudited Consolidated Statements of Stockholders' Equity of Noodle Kidoodle for the thirteen weeks ended April 29, 2000 and May 1, 1999; (ii) audited Consolidated Balance Sheets of Noodle Kidoodle as of January 29, 2000 and January 30, 1999 and unaudited Consolidated Balance Sheet of Noodle Kidoodle as of April 29, 2000 and (iii) accompanying Notes to Consolidated Financial Statements of Noodle Kidoodle are filed as Exhibit 20.2 to this Current Report on Form 8-K and are incorporated herein by reference.

     (b) Pro Forma Financial Information.

     The (i) unaudited Pro Forma Combined Consolidated Statements of Operations of Zany Brainy for the years ended January 29, 2000, January 31, 1999 and January 31, 1998 and for the three months ended April 29, 2000 and May 1, 1999 and (ii) unaudited Pro Forma Combined Consolidated Balance Sheets of Zany Brainy as of January 29, 2000 and as of April 29, 2000 are filed as Exhibit 20.3 to this Current Report on Form 8-K and are incorporated herein by reference.

     (c) Exhibits.

Exhibit   Description
-------   -----------

2.1 Amended and Restated Agreement and Plan of Merger dated as of April 21, 2000 among Zany Brainy, Inc., Noodle Kidoodle, Inc. and Night Owl Acquisition, Inc.

20.1 Joint Proxy Statement/Prospectus, excluding the audited financial statements and appendices thereto, which was first mailed to Noodle Kidoodle Stockholders on or about June 22, 2000

20.2      Noodle Kidoodle's Financial Statements

20.3      Pro Forma Financial Statements

23.1      Consent of Janover Rubinroit, LLC

                                       3
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                                 EXHIBIT INDEX

Exhibit   Description
-------   -----------

2.1 Amended and Restated Agreement and Plan of Merger dated as of April 21, 2000 among Zany Brainy, Inc., Noodle Kidoodle, Inc. and Night Owl Acquisition, Inc.

20.1 Joint Proxy Statement/Prospectus, excluding the audited financial statements and appendices thereto, which was first mailed to Noodle Kidoodle Stockholders on or about June 22, 2000

20.2      Noodle Kidoodle's Financial Statements

20.3      Pro Forma Financial Statements

23.1      Consent of Janover Rubinroit, LLC